EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

                          Banc of America Securities
                                                    [LOGO OMITTED]

   ------------------------------------------------------------------------

MBS New Issue Term Sheet


Countrywide Mortgage Backed Securities


Mortgage Pass-Through Certificates, Series 2004-29
$ 1,294,980,000 (approximate)

Classes 1-A-1, I-M-1, I-B-1, 2-A-1, 2-A-2, 3-A-1, II-M-1, II-B-1, and II-B-2
(Offered Certificates)


Countrywide Home Loans, Inc.

Seller


Countrywide Home Loan Servicing LP

Master Servicer


December 10, 2004



   ------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                              Last Scheduled      Certificate
           Principal          WAL (Yrs)       Prin Pmt (Mths)    Interest Rate                                           Expected
Class     Balance $(1)     (Call/Mat) (2)     (Call/Mat) (2)          Type        Tranche Type        Collateral Type   Ratings (12)
------------------------------------------------------------------------------------------------------------------------------------
1-A-1     553,173,000        3.92 / 4.27        124 / 361              (3)       Senior Floater           Group 1          (13)
------------------------------------------------------------------------------------------------------------------------------------
I-M-1      11,645,000        6.76 / 7.51        124 / 361              (4)     Subordinate Floater        Group 1          (13)
------------------------------------------------------------------------------------------------------------------------------------
I-B-1      5,822,000         6.76 / 7.51        124 / 361              (5)     Subordinate Floater        Group 1          (13)
------------------------------------------------------------------------------------------------------------------------------------
I-B-2      4,367,000                                                               Subordinate            Group 1            -
------------------------------------------------------------------------------------------------------------------------------------
I-B-3      2,329,000                                                               Subordinate            Group 1            -
------------------------------------------------------------------------------------------------------------------------------------
I-B-4      2,038,000                                                               Subordinate            Group 1            -
------------------------------------------------------------------------------------------------------------------------------------
I-B-5      2,913,539                                                               Subordinate            Group 1            -
------------------------------------------------------------------------------------------------------------------------------------
2-A-1     292,858,000        3.75 / 4.09        117 / 361              (6)    Super Senior - Floater      Group 2          (13)
------------------------------------------------------------------------------------------------------------------------------------
2-A-2     125,510,000        3.75 / 4.09        117 / 361              (7)    Super Senior - Floater      Group 2          (13)
------------------------------------------------------------------------------------------------------------------------------------
3-A-1     270,774,000        3.78 / 4.13        117 / 361              (8)       Senior Pass-Thru         Group 3          (13)
------------------------------------------------------------------------------------------------------------------------------------
II-M-1     14,821,000        6.49 / 7.25        117 / 361              (9)     Subordinate Floater     Groups 2 & 3        (13)
------------------------------------------------------------------------------------------------------------------------------------
II-B-1     11,115,000        6.49 / 7.25        117 / 361             (10)     Subordinate Floater     Groups 2 & 3        (13)
------------------------------------------------------------------------------------------------------------------------------------
II-B-2     9,262,000         6.49 / 7.25        117 / 361             (11)     Subordinate Floater     Groups 2 & 3        (13)
------------------------------------------------------------------------------------------------------------------------------------
II-B-3     6,669,000                                                               Subordinate         Groups 2 & 3          -
------------------------------------------------------------------------------------------------------------------------------------
II-B-4     5,928,000                                                               Subordinate         Groups 2 & 3          -
------------------------------------------------------------------------------------------------------------------------------------
II-B-5     4,077,118                                                               Subordinate         Groups 2 & 3          -
------------------------------------------------------------------------------------------------------------------------------------
A-R          100                                                                    Residual              Group 1            -
------------------------------------------------------------------------------------------------------------------------------------
1-X       570,640,000                                                            Senior WAC IO            Group 1            -
------------------------------------------------------------------------------------------------------------------------------------
2-X       418,368,000                                                            Senior WAC IO            Group 2            -
------------------------------------------------------------------------------------------------------------------------------------
3-X       270,774,000                                                            Senior WAC IO            Group 3            -
------------------------------------------------------------------------------------------------------------------------------------
II-IO      35,198,000                                                         Subordinate WAC IO       Groups 2 & 3          -
------------------------------------------------------------------------------------------------------------------------------------
2-PO         (14)                                                               Accretion Bond            Groups 2           -
------------------------------------------------------------------------------------------------------------------------------------
3-PO         (14)                                                               Accretion Bond            Groups 3           -
------------------------------------------------------------------------------------------------------------------------------------


(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class I-M-1, Class I-B-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class II-M-1, Class II-B-1, and Class II-B-2 Certificates are shown at the pricing speed of 20% CPR.

(3) The Class 1-A-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(4) The Class I-M-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(5) The Class I-B-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Group 1 Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(6) The Class 2-A-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Group 2 Net WAC Cap (as described herein) and (iii) 10.50%.

(7) The Class 2-A-2 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Group 2 Net WAC Cap (as described herein) and (iii) 10.50%.

(8) For the Initial Distribution Date, the Class 3-A-1 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3, and for each distribution date after the Class 3-A-1 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3 minus [ ]%. The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(9) The Class II-M-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Net WAC Cap (as described Aggregate Group herein) and (iii) 10.50%.


Banc Of America Securities LLC                                               2
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




(10) The Class II-B-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(11) The Class II-B-2 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin increases by 1.5 times on the first distribution date after the Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(12) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(13) All Certificates offered herein will be rated by Standard & Poor's and Moody's.

(14) Initially $1, but will accrete to the extent of Net Deferred Interest on the related Mortgage Loans allocated to the Class 2-X and Class 3-X Certificates, respectively.












Banc Of America Securities LLC                                               3
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------------------------

Transaction:                                    Countrywide Mortgage Backed Securities 2004-29
                                                Mortgage Pass-Through Certificates, Series 2004-29

Lead Manager (Book Runner):                     Banc of America Securities LLC.

Seller:                                         Countrywide Home Loans, Inc.

Master Servicer:                                Countrywide Home Loans Servicing LP.

Trustee:                                        The Bank of New York.

Rating Agencies:                                Standard & Poor's and Moody's Investors Service, Inc. will rate the Offered
                                                Certificates.

Transaction Size:                               $1,323,301,759

Securities Offered:                             $ 553,173,000 Class 1-A-1 Certificates
                                                $ 11,645,000 Class I-M-1 Certificates
                                                $ 5,822,000 Class I-B-1 Certificates
                                                $ 292,858,000 Class 2-A-1 Certificates
                                                $ 125,510,000 Class 2-A-2 Certificates
                                                $ 270,774,000 Class 3-A-1 Certificates
                                                $ 14,821,000 Class II-M-1 Certificates
                                                $ 11,115,000 Class II-B-1 Certificates
                                                $ 9,262,000 Class II-B-2 Certificates

Expected Closing Date:                          December 29, 2004.

Due Period:                                     The 2nd business day of each month through the 1st business day of the following month.

Distribution Date:                              25th of each month, or the next succeeding business day
                                                (First Payment Date: January 25, 2005)

Cut-Off Date:                                   December 1, 2004.

Class A Certificates:                           Class 1-A-1, Class 1-X, Class 2-A-1, Class 2-A-2, Class 2-X, Class 2-PO, Class
                                                3-A-1, Class 3-X, Class 3-PO and Class II-IO Certificates (the "Class A
                                                Certificates"), each a "Senior Certificate". The Class A-R Certificate is not
                                                offered hereunder.

Super Senior Certificates:                      The Class 2-A-1 Certificates.

Super Senior Support                            The Class 2-A-2 Certificates.
Certificates:

Subordinate Certificates:                       The Class I-M-1, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class
                                                I-B-5 Certificates (the "Class I-B Certificates") and the Class II-M-1, Class
                                                II-B-1, Class II-B- 2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates
                                                (the "Class II-B Certificates") will collectively be referred to as the
                                                "Subordinate Certificates".

-----------------------------------------------------------------------------------------------------------------------------------


Banc Of America Securities LLC                                               4
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Day Count:                                      30/360 and ACT/360, as applicable.

Pricing Speed:                                  20% CPR.

Aggregate Loan Group I:                         Loan Group 1.

Aggregate Loan Group II:                        Loan Groups 2 and 3 collectively.

Clearing:                                       DTC, Clearstream and Euroclear.

                                                   Original Certificate     Minimum             Incremental
Denominations:                                            Form           Denominations         Denominations
                                                          ----           -------------         -------------
   Class A Certificates                                Book Entry           $25,000                $1,000

SMMEA Eligibility:                              The Class A Certificates are expected to constitute "mortgage related securities"
                                                for purposes of SMMEA.

ERISA Eligibility:                              Subject to the considerations in the prospectus supplement, the Offered
                                                Certificates are expected to be eligible for purchase by certain ERISA plans

Tax Structure:                                  REMIC

Clean Up Call Date:                             The first Distribution Date where the Mortgage Loan balance of the related aggregate loan group equals 10% or less of its initial balance.

Optional Clean-up Call:                         Any Distribution Date on or after which the Aggregate Principal Balance of the
                                                Mortgage Loans of any aggregate loan group declines to 10% or less of the
                                                Aggregate Principal Balance as of the Cut-off Date of the related Mortgage Loans in that aggregate loan group ("Cut-Off Date Pool Principal Balance").


Administrative Fee:                             The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a)
                                                servicing compensation payable to the Master Servicer in respect of its servicing activities (the "Master Servicing Fee Rate"), (b) fees paid to the Trustee
                                                ("Trustee Fee Rate") and (c) any Lender Paid Mortgage Insurance ("LPMI Fee Rate").
                                                The Administrative Fees will accrue on the Stated Principal Balance of each
                                                Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the
                                                Master Servicing Fee Rate for such Mortgage Loan, the Trustee Fee Rate, and any applicable LPMI Fee Rate. The Trustee Fee Rate will be 0.009% per annum. The
                                                Master Servicing Fee Rate for all Loan Groups initially will be 0.375% per annum.
                                                LPMI Fee Rate for a Mortgage Loan ranges from 0.000% to 1.125%.

-----------------------------------------------------------------------------------------------------------------------------------


Banc Of America Securities LLC                                               5
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Compensating Interest:                          The aggregate servicing fee payable to the Master Servicer for any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for such Distribution Date and (ii) on half of one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover interest shortfalls from full or partial prepayments of the Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------------

Net Mortgage Interest Rate:                     As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the related Administrative Fee Rate.


Net WAC:                                        Net WAC with respect to any Loan Group and any Distribution Date means the weighted average of the Net Mortgage Interest Rates of the related Mortgage Loans, weighted on the basis of their scheduled principal balances at the beginning of that Due Period.


Net WAC Cap:                                    Net WAC Cap is the Net WAC of the related Mortgage Loans for the related interest accrual period.


Interest Accrual:                               Interest will accrue on the Class Certificate Balances of the Class 1-A-1, Class
                                                I-M-1, Class I-B-1, Class 2-A-1, Class 2-A-2, Class II-M-1, Class II-B-1, and
                                                Class II-B-2 Certificates during each one-month period beginning on the 25th day of the prior month (or in the case of the first Distribution Date, from the
                                                Closing Date) through the 24th day of the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on December 29, 2004.

                                                Interest will accrue on the Class Certificate Balances of the Class 3-A-1
                                                Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                                Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on December 1, 2004.




Net Prepayments:                                For Loan Group 2 and Loan Group 3, Net Prepayments are equal to the excess, if any, of the (i) Principal Prepayment Amount over (ii) the aggregate amount of
                                                Deferred Interest accrued on the Mortgage Loans in those Loan Groups from the preceding Due Date to the Due Date related to that Distribution Date.

-----------------------------------------------------------------------------------------------------------------------------------


Banc Of America Securities LLC                                               6
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Negative Amortization Loans:                    The Mortgage Loans in Loan Group 2 and Loan Group 3 are "Negative Amortization
                                                Loans." The Mortgage Index for the Mortgage Rates for the Mortgage Loans in Loan
                                                Group 2 is generally the London interbank offered rate for one-month U.S. dollar deposits as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment
                                                Date ("One-Month LIBOR Index" or "LIBOR"). The mortgage index for the Mortgage
                                                Rates for the Mortgage Loans in Loan Group 3 is generally the Cost of Funds Index
                                                ("COFI") as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment
                                                Date. The Mortgage Rates for the Negative Amortization Loans are fixed for the first one to six months following their first payment dates (and the related
                                                Mortgage Rate during such time period may be less than the applicable Loan Index and the related Gross Margin) and then they adjust monthly, but the scheduled payments on the Negative Amortization Loans adjust annually on a date specified in the related mortgage note, subject to the conditions (the "Payment Caps") that (i)
                                                the amount of the monthly payment (with the exception of each fifth payment adjustment date or the final payment adjustment date) will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth payment adjustment date and on the same day every fifth year thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%, depending on the maximum negative amortization for that Mortgage Loan) of the original principal balance due to Deferred Interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Negative Amortization Loan over its remaining term to maturity.

                                                Since the Mortgage Rates on the Mortgage Loans adjust at a different time than the monthly payments thereon and the Payment Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of the Mortgage
                                                Loan over its then remaining term at the applicable Mortgage Rate. Accordingly,
                                                Mortgage Loans may be subject to reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued from the preceding Due Date at the applicable Mortgage Rate is greater than the entire monthly payment due on the current Due Date (such excess accrued interest, "Deferred Interest")); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule). Any Deferred Interest is added to the principal balance of the applicable Mortgage Loan and, if such
                                                Deferred Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due in the immediately preceding
                                                Due Period.




----------------------------------------------------------------------------------------------------------------------------------


Banc Of America Securities LLC                                               7
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Net Deferred Interest:                          With respect to each Distribution Date the "Net Deferred Interest" is equal to the excess, if any, of the Deferred Interest that accrued on the Mortgage Loans as described above, over the Principal Prepayment Amount for the Mortgage Loans for
                                                that Distribution Date.

----------------------------------------------------------------------------------------------------------------------------------
Group 1 Principal Amount:                       The Principal Amount for any Distribution Date and Loan Group 1 will equal the sum of (1) all monthly payments of principal due on each Mortgage Loan (other than a
                                                Liquidated Mortgage Loan) in that loan group during the related Due Period,(2) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,(3) the
                                                Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date, (4) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage
                                                Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date, (5) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage
                                                Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,(6) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment
                                                Period, and (7) any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date.


Group 2 and 3 Principal                         The Principal Amount for any Distribution Date and Loan Group 2 or Loan Group 3
Amount:                                         will equal the sum of (1) all monthly payments of principal due on each Mortgage
                                                Loan (other than a Liquidated Mortgage Loan) in that loan group during the related
                                                Due Period,(2) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the
                                                Distribution Date,(3) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution
                                                Date, (4) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated
                                                Mortgage Loans received during the calendar month preceding the month of the
                                                Distribution Date, (5) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,(6) any Net Prepayments by borrowers on the Mortgage Loans in that loan group received during the related
                                                Prepayment Period, and (7) any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the
                                                Distribution Date,

                                                plus any Transfer Payments Received for such loan group and Distribution Date,

                                                minus any Transfer Payments Made for such loan group and Distribution Date.

-----------------------------------------------------------------------------------------------------------------------------------




Banc Of America Securities LLC                                               8
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Transfer Payments:                              Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to Loan Group 2 or Loan Group 3 immediately prior to such
                                                Distribution Date is greater than the aggregate Stated Principal Balance of the
                                                Mortgage Loans in that loan group as of the first day of the related Due Period
                                                (the "Undercollateralized Group"), then the following will occur: the Available
                                                Funds in the other loan group related to Aggregate Loan Group II that is not an
                                                Undercollateralized Group (the "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized
                                                Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the weighted average Net Mortgage Interest
                                                Rate applicable to the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and the portion of the
                                                Available Funds in respect of principal on the Mortgage Loans in the
                                                Overcollateralized Group, after distributions of principal to the senior certificates of the Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of the Undercollateralized Group related to Aggregate Loan Group II until the
                                                Class Certificate Balance of the senior certificates of the Undercollateralized
                                                Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the
                                                related loan group.

                                                On each Distribution Date, the "Transfer Payment" for the Undercollateralized
                                                Group will equal the excess, if any, of the Class Certificate Balance of the related senior certificates immediately prior to such Distribution over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period. The Transfer Payment received by the
                                                Undercollateralized Group is referred to as a "Transfer Payment Received." The
                                                Transfer Payment made by the Overcollateralized Group is referred to as a
                                                "Transfer Payment Made."

                                                All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs
                                                (without any additional distribution of interest or earnings thereon with respect to such delay).

-----------------------------------------------------------------------------------------------------------------------------------











Banc Of America Securities LLC                                               9
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Distributions on Certificates
--------------------------------------------------------------------------------------------------------------------------------

Senior Principal Distribution                   The Senior Principal Distribution Amount for any Distribution Date and loan group
Amount:                                         will equal the sum of (a) the related Senior Percentage of all amounts described in clauses (1) through (4) of the definition of Principal Amount for that loan group and that Distribution Date, (b) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the related Senior Percentage of the
                                                Stated Principal Balance of the Mortgage Loan as of the first day of the related
                                                Due Period and (ii) either (a) the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage
                                                Loan or (b) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, (c) the sum of the related Senior Prepayment Percentage of amounts described in clauses (6)
                                                and (7) of the definition of Principal Amount for that loan group and that
                                                Distribution Date, and (d) any Transfer Payments Received for that loan group and
                                                Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess
                                                Loss is sustained on a Mortgage Loan in that loan group that is not a Liquidated
                                                Mortgage Loan, that Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided, further, however, that on any Distribution Date after a Senior Termination Date for a loan group within the Aggregate Loan Group
                                                II, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the applicable Loan Group, as opposed to only the Mortgage Loans in the related
                                                Loan Group.







Subordinate Principal                           The Subordinate Principal Distribution Amount for a Loan Group for any Distribution
Distribution Amount:                            Date will equal (x) the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (1) through (4) of the definition of Principal
                                                Amount for such Loan Group and such Distribution Date and (ii) the Subordinate
                                                Prepayment Percentage for such Loan Group of the amounts described in clauses (6)
                                                and (7) of the definition of Principal Amount for such Loan Group and such
                                                Distribution Date minus (y) any Transfer Payment made for such Loan Group.












-----------------------------------------------------------------------------------------------------------------------------------


Banc Of America Securities LLC                                              10
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                               Distributions on Certificates (Cont.)
--------------------------------------------------------------------------------------------------------------------------------


Principal Distributions:                        The Senior Principal Distribution Amount for Group 1 will generally be allocated to the Class 1-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated first to the Class 2-A-1 Certificates and Class 2-A-2 Certificates pro
                                                rata, until their class balance has been reduced to zero and second to the Class
                                                2-PO Certificates until their class balance has been reduced to zero. The Senior
                                                Principal Distribution Amount for Group 3 will generally be allocated first to the
                                                Class 3-A-1 Certificates until their class balance has been reduced to zero and second to the Class 3-PO Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution Amount for the Class I- B
                                                Certificates will generally be allocated from proceeds from the Group 1 Mortgage
                                                Loans, to the extent available, sequentially in accordance with their numerical class designations beginning with the Class I-M-1 Certificates. The Subordinate
                                                Principal Distribution Amount for the Class II-B Certificates will generally be allocated from proceeds from the Group 2 Mortgage Loans and Group 3 Mortgage
                                                Loans, to the extent available, sequentially in accordance with their numerical class designations beginning with the Class II-M-1 Certificates.



Senior Percentage:                              The Senior Percentage for a Loan Group on any Distribution Date will equal the lesser of (x) 100% and (y) the percentage obtained by dividing (i) the aggregate class balance of the Senior Certificates of such Loan Group immediately prior to such date, by (ii) the aggregate principal balance of the related Loan Group for the preceding Due Period.



Subordinate Percentage:                         The Subordinate Percentage for a Loan Group for any Distribution Date will equal
                                                100% minus the Senior Percentage for such Loan Group for such date.



Subordinate Prepayment                          The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date
Percentage:                                     will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.




-----------------------------------------------------------------------------------------------------------------------------------











Banc Of America Securities LLC                                              11
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                               Distributions on Certificates (Cont.)
--------------------------------------------------------------------------------------------------------------------------------

Senior Prepayment                               For the following Distribution Dates, will be as follows:
Percentage:
                                                Distribution Date                       Senior Prepayment Percentage
                                                -----------------                       ----------------------------
                                                January 2005 through December           100%;
                                                2014

                                                January 2015 through                    the applicable Senior Percentage plus, 70%
                                                December 2015                           of the applicable Subordinate Percentage;

                                                January 2016 through                    the applicable Senior Percentage plus, 60%
                                                December 2016                           of the applicable Subordinate Percentage;

                                                January 2017 through                    the applicable Senior Percentage plus, 40%
                                                December 2017                           of the applicable Subordinate Percentage;

                                                January 2018 through                    the applicable Senior Percentage plus, 20%
                                                December 2018                           of the applicable Subordinate Percentage;

                                                January 2019 and thereafter             the applicable Senior Percentage;

                                                  provided, however,

                                                  (i)   if on any Distribution Date the Senior Percentage of a Loan Group exceeds such Senior Percentage calculated as of the Closing Date, then the Senior
                                                        Prepayment Percentage for such Loan Group and any other in the same
                                                        Aggregate Loan Group for such Distribution Date will equal 100%,

                                                  (ii)  if for each Group of Certificates related to a Loan Group or Aggregate
                                                        Loan Group on any Distribution Date prior to the January 2008 Distribution
                                                        Date and prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the related Subordinate Certificates divided by the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or Aggregate Loan Group (the "Subordinate Percentage")
                                                        is greater than or equal to twice such percentage calculated as of the
                                                        Closing Date, then the Senior Prepayment Percentage for each Loan Group or
                                                        Aggregate Loan Group related to a Loan Group or Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the applicable Subordinate Percentage for each
                                                        Loan Group, and

                                                  (iii) if for each Group of Certificates on or after the January 2008
                                                        Distribution Date, prior to giving effect to any distributions, the
                                                        Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group related to a Loan Group or Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group.
-----------------------------------------------------------------------------------------------------------------------------------







Banc Of America Securities LLC                                              12
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                                 15% CPR Partial Balance Guarantees
                                      Class 2-A-1                                 Class 2-A-2
                                      -----------                                 -----------
                               Class                  Cap                  Class                  Cap
                              Balance               Strike                Balance               Strike
                              -------               ------                -------               ------
       01/25/05             287,627,698              3.91               123,268,311              3.70
       02/25/05             283,543,259              9.03               121,517,847              8.82
       03/25/05             280,797,481              9.18               120,341,092              8.97
       04/25/05             278,117,067              9.18               119,192,349              8.97
       05/25/05             275,465,370              9.18               118,055,915              8.97
       06/25/05             272,842,044              9.18               116,931,638              8.97
       07/25/05             270,246,746              9.18               115,819,374              8.97
       08/25/05             267,679,135              9.18               114,718,976              8.97
       09/25/05             265,138,879              9.18               113,630,301              8.97
       10/25/05             262,625,647              9.18               112,553,207              8.97
       11/25/05             260,138,393              9.18               111,487,247              8.97
       12/25/05             257,048,363              9.18               110,162,956              8.97
       01/25/06             253,168,960              9.18               108,500,364              8.97
       02/25/06             249,342,703              9.18               106,860,550              8.97
       03/25/06             245,568,876              9.18               105,243,204              8.97
       04/25/06             241,846,771              9.18               103,648,026              8.97
       05/25/06             238,175,691              9.18               102,074,715              8.97
       06/25/06             234,554,948              9.18               100,522,976              8.97
       07/25/06             230,983,863              9.18                98,992,520              8.97
       08/25/06             227,461,766              9.18                97,483,059              8.97
       09/25/06             223,987,997              9.18                95,994,309              8.97
       10/25/06             220,561,904              9.18                94,525,992              8.97
       11/25/06             217,182,844              9.18                93,077,831              8.97
       12/25/06             213,850,183              9.18                91,649,556              8.97
       01/25/07             210,563,295              9.18                90,240,898              8.97
       02/25/07             207,321,563              9.18                88,851,592              8.97
       03/25/07             204,124,379              9.18                87,481,378              8.97
       04/25/07             200,971,141              9.18                86,129,998              8.97
       05/25/07             197,861,258              9.18                84,797,199              8.97
       06/25/07             194,794,144              9.18                83,482,729              8.97
       07/25/07             191,769,223              9.18                82,186,342              8.97
       08/25/07             188,785,927              9.18                80,907,793              8.97
       09/25/07             185,843,694              9.18                79,646,843              8.97
       10/25/07             182,941,971              9.18                78,403,255              8.97
       11/25/07             180,080,211              9.18                77,176,793              8.97
       12/25/07             177,257,876              9.18                75,967,228              8.97
       01/25/08             174,474,435              9.18                74,774,332              8.97
       02/25/08             171,729,364              9.18                73,597,879              8.97


Banc Of America Securities LLC                                              13
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                                 15% CPR Partial Balance Guarantees
                                        Class 2A1                                   Class 2A2
                                        ---------                                   ---------
                               Class                  Cap                  Class                  Cap
                              Balance               Strike                Balance               Strike
                              -------               ------                -------               ------
       03/25/08             169,022,144              9.18                72,437,649              8.97
       04/25/08             166,352,268              9.18                71,293,423              8.97
       05/25/08             163,719,230              9.18                70,164,984              8.97
       06/25/08             161,122,535              9.18                69,052,121              8.97
       07/25/08             158,561,693              9.18                67,954,624              8.97
       08/25/08             156,036,220              9.18                66,872,285              8.97
       09/25/08             153,545,642              9.18                65,804,900              8.97
       10/25/08             151,089,486              9.18                64,752,268              8.97
       11/25/08             148,667,291              9.18                63,714,190              8.97
       12/25/08             146,278,597              9.18                62,690,470              8.97
       01/25/09             143,922,955              9.18                61,680,915              8.97
       02/25/09             141,599,918              9.18                60,685,333              8.97
       03/25/09             139,309,048              9.18                59,703,537              8.97
       04/25/09             137,049,912              9.18                58,735,342              8.97
       05/25/09             134,822,081              9.18                57,780,563              8.97
       06/25/09             132,625,136              9.18                56,839,020              8.97
       07/25/09             130,458,660              9.18                55,910,536              8.97
       08/25/09             128,322,242              9.18                54,994,933              8.97
       09/25/09             126,215,479              9.18                54,092,040              8.97
       10/25/09             124,137,971              9.18                53,201,684              8.97
       11/25/09             122,089,324              9.18                52,323,698              8.97
       12/25/09             120,069,150              9.18                51,457,914              8.97
       01/25/10             118,163,032              9.18                50,641,011              8.97
       02/25/10             116,284,147              9.18                49,835,779              8.97
       03/25/10             114,432,123              9.18                49,042,059              8.97
       04/25/10             112,606,592              9.18                48,259,693              8.97
       05/25/10             110,807,192              9.18                47,488,526              8.97
       06/25/10             109,033,567              9.18                46,728,405              8.97
       07/25/10             107,285,362              9.18                45,979,179              8.97
       08/25/10             105,562,232              9.18                45,240,699              8.97
       09/25/10             103,863,832              9.18                44,512,817              8.97
       10/25/10             102,189,825              9.18                43,795,390              8.97
       11/25/10             100,539,876              9.18                43,088,273              8.97
       12/25/10              98,913,656              9.18                42,391,325              8.97
       01/25/11              97,337,875              9.18                41,715,994              8.97
       02/25/11              95,784,878              9.18                41,050,428              8.97
       03/25/11              94,254,349              9.18                40,394,491              8.97
       04/25/11              92,745,980              9.18                39,748,051              8.97



Banc Of America Securities LLC                                              14
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                                 15% CPR Partial Balance Guarantees
                                        Class 2A1                                   Class 2A2
                                        ---------                                   ---------
                               Class                  Cap                  Class                  Cap
                              Balance               Strike                Balance               Strike
                              -------               ------                -------               ------
       05/25/11              91,259,465              9.18                39,110,976              8.97
       06/25/11              89,794,501              9.18                38,483,138              8.97
       07/25/11              88,350,793              9.18                37,864,410              8.97
       08/25/11              86,928,046              9.18                37,254,664              8.97
       09/25/11              85,525,970              9.18                36,653,778              8.97
       10/25/11              84,144,281              9.18                36,061,629              8.97
       11/25/11              82,782,697              9.18                35,478,097              8.97
       12/25/11              81,440,940              9.18                34,903,061              8.97
       01/25/12              80,168,869              9.18                34,357,891              8.97
       02/25/12              78,915,310              9.18                33,820,655              8.97
       03/25/12              77,680,006              9.18                33,291,241              8.97
       04/25/12              76,462,701              9.18                32,769,542              8.97
       05/25/12              75,263,142              9.18                32,255,449              8.97
       06/25/12              74,081,082              9.18                31,748,854              8.97
       07/25/12              72,916,276              9.18                31,249,654              8.97
       08/25/12              71,768,482              9.18                30,757,745              8.97
       09/25/12              70,637,461              9.18                30,273,025              8.97
       10/25/12              69,522,979              9.18                29,795,392              8.97
       11/25/12              68,424,803              9.18                29,324,749              8.97
       12/25/12              67,342,706              9.18                28,860,995              8.97
       01/25/13              66,321,401              9.18                28,423,296              8.97
       02/25/13              65,314,784              9.18                27,991,891              8.97
       03/25/13              64,322,650              9.18                27,566,693              8.97
       04/25/13              63,344,797              9.18                27,147,615              8.97
       05/25/13              62,381,023              9.18                26,734,572              8.97
       06/25/13              61,431,132              9.18                26,327,478              8.97
       07/25/13              60,494,928              9.18                25,926,250              8.97
       08/25/13              59,572,221              9.18                25,530,806              8.97
       09/25/13              58,662,820              9.18                25,141,065              8.97
       10/25/13              57,766,540              9.18                24,756,947              8.97
       11/25/13              56,883,196              9.18                24,378,373              8.97
       12/25/13              56,012,606              9.18                24,005,266              8.97
       01/25/14              55,193,527              9.18                23,654,234              8.97
       02/25/14              54,385,813              9.18                23,308,073              8.97
       03/25/14              53,589,308              9.18                22,966,715              8.97
       04/25/14              52,803,860              9.18                22,630,097              8.97
       05/25/14              52,029,318              9.18                22,298,152              8.97
       06/25/14              51,265,533              9.18                21,970,818              8.97



Banc Of America Securities LLC                                              15
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                                 15% CPR Partial Balance Guarantees
                                        Class 2A1                                   Class 2A2
                                        ---------                                   ---------
                               Class                  Cap                  Class                  Cap
                              Balance               Strike                Balance               Strike
                              -------               ------                -------               ------
       07/25/14              50,512,360              9.18                21,648,031              8.97
       08/25/14              49,769,653              9.18                21,329,730              8.97
       09/25/14              49,037,270              9.18                21,015,853              8.97
       10/25/14              48,315,071              9.18                20,706,341              8.97
       11/25/14              47,602,916              9.18                20,401,134              8.97






















Banc Of America Securities LLC                                              16
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                                15% CPR Partial Balance Guarantees
                            Class II-M-1                  Class II-B-1                   Class II-B-2
                            ------------                  ------------                   ------------
                       Class           Cap             Class           Cap            Class           Cap
                      Balance         Strike          Balance         Strike         Balance         Strike
                      -------         ------          -------         ------         -------         ------
    01/25/05         14,754,306        3.15          11,065,230        2.45          9,221,192        2.45
    02/25/05         14,753,434        8.27          11,064,577        7.57          9,220,647        7.57
    03/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    04/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    05/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    06/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    07/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    08/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    09/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    10/25/05         14,753,092        8.42          11,064,320        7.72          9,220,433        7.72
    11/25/05         14,753,089        8.42          11,064,318        7.72          9,220,431        7.72
    12/25/05         14,751,201        8.42          11,062,902        7.72          9,219,251        7.72
    01/25/06         14,743,862        8.42          11,057,398        7.72          9,214,664        7.72
    02/25/06         14,736,462        8.42          11,051,848        7.72          9,210,039        7.72
    03/25/06         14,729,000        8.42          11,046,252        7.72          9,205,376        7.72
    04/25/06         14,721,477        8.42          11,040,610        7.72          9,200,674        7.72
    05/25/06         14,713,891        8.42          11,034,921        7.72          9,195,933        7.72
    06/25/06         14,706,242        8.42          11,029,184        7.72          9,191,153        7.72
    07/25/06         14,698,530        8.42          11,023,401        7.72          9,186,333        7.72
    08/25/06         14,690,754        8.42          11,017,569        7.72          9,181,473        7.72
    09/25/06         14,682,914        8.42          11,011,689        7.72          9,176,573        7.72
    10/25/06         14,675,008        8.42          11,005,760        7.72          9,171,632        7.72
    11/25/06         14,667,037        8.42          10,999,782        7.72          9,166,650        7.72
    12/25/06         14,659,000        8.42          10,993,754        7.72          9,161,627        7.72
    01/25/07         14,650,896        8.42          10,987,677        7.72          9,156,562        7.72
    02/25/07         14,642,725        8.42          10,981,549        7.72          9,151,456        7.72
    03/25/07         14,634,486        8.42          10,975,370        7.72          9,146,307        7.72
    04/25/07         14,626,179        8.42          10,969,140        7.72          9,141,115        7.72
    05/25/07         14,617,803        8.42          10,962,858        7.72          9,135,880        7.72
    06/25/07         14,609,358        8.42          10,956,524        7.72          9,130,602        7.72
    07/25/07         14,600,842        8.42          10,950,138        7.72          9,125,280        7.72
    08/25/07         14,592,256        8.42          10,943,699        7.72          9,119,914        7.72
    09/25/07         14,583,599        8.42          10,937,206        7.72          9,114,503        7.72
    10/25/07         14,574,870        8.42          10,930,660        7.72          9,109,047        7.72
    11/25/07         14,566,069        8.42          10,924,059        7.72          9,103,547        7.72
    12/25/07         14,557,194        8.42          10,917,403        7.72          9,098,000        7.72
    01/25/08         14,548,246        8.42          10,910,693        7.72          9,092,408        7.72
    02/25/08         14,539,224        8.42          10,903,926        7.72          9,086,769        7.72


Banc Of America Securities LLC                                              17
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                              15% CPR Partial Balance Guarantees
                            Class CB1                      Class CB2                      Class CB3
                            ---------                      ---------                      ---------
                       Class            Cap            Class           Cap            Class           Cap
                      Balance         Strike          Balance         Strike         Balance         Strike
                      -------         ------          -------         ------         -------         ------
    03/25/08         14,530,127        8.42          10,897,104        7.72          9,081,084        7.72
    04/25/08         14,520,954        8.42          10,890,225        7.72          9,075,351        7.72
    05/25/08         14,511,706        8.42          10,883,289        7.72          9,069,571        7.72
    06/25/08         14,502,381        8.42          10,876,295        7.72          9,063,743        7.72
    07/25/08         14,492,978        8.42          10,869,244        7.72          9,057,866        7.72
    08/25/08         14,483,498        8.42          10,862,133        7.72          9,051,941        7.72
    09/25/08         14,473,939        8.42          10,854,964        7.72          9,045,967        7.72
    10/25/08         14,464,300        8.42          10,847,736        7.72          9,039,943        7.72
    11/25/08         14,454,582        8.42          10,840,448        7.72          9,033,869        7.72
    12/25/08         14,444,783        8.42          10,833,099        7.72          9,027,745        7.72
    01/25/09         14,434,903        8.42          10,825,689        7.72          9,021,570        7.72
    02/25/09         14,424,941        8.42          10,818,218        7.72          9,015,344        7.72
    03/25/09         14,414,896        8.42          10,810,685        7.72          9,009,066        7.72
    04/25/09         14,404,768        8.42          10,803,089        7.72          9,002,736        7.72
    05/25/09         14,394,556        8.42          10,795,430        7.72          8,996,354        7.72
    06/25/09         14,384,259        8.42          10,787,708        7.72          8,989,919        7.72
    07/25/09         14,373,877        8.42          10,779,922        7.72          8,983,430        7.72
    08/25/09         14,287,600        8.42          10,715,217        7.72          8,929,509        7.72
    09/25/09         14,202,367        8.42          10,651,295        7.72          8,876,239        7.72
    10/25/09         14,118,162        8.42          10,588,144        7.72          8,823,612        7.72
    11/25/09         14,034,969        8.42          10,525,752        7.72          8,771,619        7.72
    12/25/09         13,952,775        8.42          10,464,110        7.72          8,720,249        7.72
    01/25/10         13,836,474        8.42          10,376,888        7.72          8,647,562        7.72
    02/25/10         13,721,337        8.42          10,290,539        7.72          8,575,604        7.72
    03/25/10         13,607,350        8.42          10,205,052        7.72          8,504,364        7.72
    04/25/10         13,494,498        8.42          10,120,417        7.72          8,433,833        7.72
    05/25/10         13,382,768        8.42          10,036,623        7.72          8,364,004        7.72
    06/25/10         13,272,145        8.42           9,953,660        7.72          8,294,866        7.72
    07/25/10         13,162,615        8.42           9,871,516        7.72          8,226,412        7.72
    08/25/10         13,054,165        8.42           9,790,182        7.72          8,158,632        7.72
    09/25/10         12,946,781        8.42           9,709,648        7.72          8,091,519        7.72
    10/25/10         12,840,451        8.42           9,629,904        7.72          8,025,065        7.72
    11/25/10         12,735,160        8.42           9,550,939        7.72          7,959,260        7.72
    12/25/10         12,630,896        8.42           9,472,745        7.72          7,894,096        7.72
    01/25/11         12,516,611        8.42           9,387,035        7.72          7,822,670        7.72
    02/25/11         12,403,451        8.42           9,302,169        7.72          7,751,947        7.72
    03/25/11         12,291,402        8.42           9,218,136        7.72          7,681,918        7.72
    04/25/11         12,180,450        8.42           9,134,926        7.72          7,612,575        7.72



Banc Of America Securities LLC                                              18
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                              15% CPR Partial Balance Guarantees
                            Class CB1                      Class CB2                      Class CB3
                            ---------                      ---------                      ---------
                       Class            Cap            Class           Cap            Class           Cap
                      Balance         Strike          Balance         Strike         Balance         Strike
                      -------         ------          -------         ------         -------         ------
    05/25/11         12,070,584        8.42           9,052,530        7.72          7,543,911        7.72
    06/25/11         11,961,790        8.42           8,970,938        7.72          7,475,917        7.72
    07/25/11         11,854,056        8.42           8,890,141        7.72          7,408,585        7.72
    08/25/11         11,747,370        8.42           8,810,130        7.72          7,341,908        7.72
    09/25/11         11,641,718        8.42           8,730,895        7.72          7,275,877        7.72
    10/25/11         11,537,090        8.42           8,652,427        7.72          7,210,486        7.72
    11/25/11         11,433,473        8.42           8,574,718        7.72          7,145,727        7.72
    12/25/11         11,330,855        8.42           8,497,758        7.72          7,081,593        7.72
    01/25/12         11,208,761        8.42           8,406,192        7.72          7,005,286        7.72
    02/25/12         11,087,958        8.42           8,315,594        7.72          6,929,786        7.72
    03/25/12         10,968,431        8.42           8,225,952        7.72          6,855,084        7.72
    04/25/12         10,850,165        8.42           8,137,257        7.72          6,781,170        7.72
    05/25/12         10,733,146        8.42           8,049,497        7.72          6,708,035        7.72
    06/25/12         10,617,361        8.42           7,962,662        7.72          6,635,671        7.72
    07/25/12         10,502,796        8.42           7,876,742        7.72          6,564,070        7.72
    08/25/12         10,389,437        8.42           7,791,726        7.72          6,493,222        7.72
    09/25/12         10,277,270        8.42           7,707,605        7.72          6,423,120        7.72
    10/25/12         10,166,283        8.42           7,624,368        7.72          6,353,755        7.72
    11/25/12         10,056,461        8.42           7,542,006        7.72          6,285,118        7.72
    12/25/12          9,947,793        8.42           7,460,508        7.72          6,217,202        7.72
    01/25/13          9,821,921        8.42           7,366,108        7.72          6,138,534        7.72
    02/25/13          9,697,561        8.42           7,272,843        7.72          6,060,811        7.72
    03/25/13          9,574,694        8.42           7,180,697        7.72          5,984,022        7.72
    04/25/13          9,453,304        8.42           7,089,658        7.72          5,908,155        7.72
    05/25/13          9,333,372        8.42           6,999,713        7.72          5,833,199        7.72
    06/25/13          9,214,880        8.42           6,910,848        7.72          5,759,144        7.72
    07/25/13          9,097,812        8.42           6,823,051        7.72          5,685,979        7.72
    08/25/13          8,982,151        8.42           6,736,309        7.72          5,613,692        7.72
    09/25/13          8,867,879        8.42           6,650,609        7.72          5,542,274        7.72
    10/25/13          8,754,980        8.42           6,565,939        7.72          5,471,714        7.72
    11/25/13          8,643,438        8.42           6,482,286        7.72          5,402,002        7.72
    12/25/13          8,533,236        8.42           6,399,638        7.72          5,333,128        7.72
    01/25/14          8,408,465        8.42           6,306,065        7.72          5,255,149        7.72
    02/25/14          8,285,426        8.42           6,213,789        7.72          5,178,251        7.72
    03/25/14          8,164,094        8.42           6,122,794        7.72          5,102,420        7.72
    04/25/14          8,044,446        8.42           6,033,062        7.72          5,027,643        7.72
    05/25/14          7,926,459        8.42           5,944,576        7.72          4,953,903        7.72
    06/25/14          7,810,111        8.42           5,857,319        7.72          4,881,187        7.72



Banc Of America Securities LLC                                              19
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                              15% CPR Partial Balance Guarantees
                            Class CB1                      Class CB2                      Class CB3
                            ---------                      ---------                      ---------
                       Class            Cap            Class           Cap            Class           Cap
                      Balance         Strike          Balance         Strike         Balance         Strike
                      -------         ------          -------         ------         -------         ------
    07/25/14          7,695,379        8.42           5,771,274        7.72          4,809,482        7.72
    08/25/14          7,582,242        8.42           5,686,425        7.72          4,738,773        7.72
    09/25/14          7,470,677        8.42           5,602,755        7.72          4,669,047        7.72
    10/25/14          7,360,664        8.42           5,520,249        7.72          4,600,291        7.72
    11/25/14          7,252,181        8.42           5,438,890        7.72          4,532,490        7.72




































Banc Of America Securities LLC                                              20
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
                          Group 1 Collateral Summary
------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of One-Month and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one or six months after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 99.83% of the Group 1 Mortgage Loans require only the payment of interest until the 121st payment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly or semi-annually thereafter. All of the mortgage interest rates will be indexed to One- Month or Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month and Six-Month LIBOR index will be equal to the rate quoted as of either (I) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month and Six-Month LIBOR Index is the average of the interbank offered rates for one-month and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.125% to 16.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.

------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


--------------------------------------------------------------------------------------------------------------

                                                          Collateral Summary       Range (if applicable)
                                                          ------------------       ---------------------

Total Outstanding Loan Balance                                   $582,287,639.46

Total Number of Loans                                                      1,630

Average Loan Principal Balance                                          $357,232       $22,800 to $2,000,000

WA Gross Coupon                                                           3.868%            2.750% to 6.000%

WA FICO                                                                      725                  620 to 829

WA Original Term                                                      360 months

WA Remaining Term                                                     360 months           348 to 360 months

WA OLTV                                                                   70.71%             9.09% to 95.00%

WA Months to First or Next Rate Adjustment Date                         3 months               1 to 6 months

WA Gross Margin                                                           1.860%            1.125% to 3.500%

WA Rate Ceiling                                                          12.012%           9.125% to 16.500%

Geographic Concentration of Mortgaged Properties       CA                 61.62%
(Top 5 States) based on the Aggregate Stated Principal FL                  3.57%
Balance                                                VA                  2.61%
                                                       CO                  2.44%
                                                       IL                  2.43%


--------------------------------------------------------------------------------------------------------------





Banc Of America Securities LLC                                              21
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                        Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                               Aggregate                    % of
                                       Number Of            Stated Principal            Cut-Off Date
                                        Mortgage             Balance as of             Pool Principal
               Occupancy                 Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Primary Residence                  1,522                $550,559,762.82                94.55%
      Second Home                          101                 28,220,953.64                  4.85
      Investor Property                      7                 3,506,923.00                   0.60
      ------------------------------------------------------------------------------------------------
      Total:                             1,630                $582,287,639.46               100.00%
      ================================================================================================

      (1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                                   Property Types of the Group 1 Mortgage Loans

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                  % of
                                        Number Of            Stated Principal           Cut-Off Date
                                         Mortgage             Balance as of            Pool Principal
             Property Type                Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Single Family Residence            1,047                $365,214,784.19               62.72%
      PUD                                  384                 152,332,191.76               26.16
      Condominium                          191                  59,234,163.51               10.17
      2-4 Family                             8                   5,506,500.00                0.95
      ------------------------------------------------------------------------------------------------
      Total:                             1,630                $582,287,639.46              100.00%
      ================================================================================================


                                Mortgage Loan Purpose of the Group 1 Mortgage Loans

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
                Purpose                   Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Purchase                             685                $251,360,736.69               43.17%
      Refinance-Cashout                    482                 181,362,215.24               31.15
      Refinance-Rate/Term                  463                 149,564,687.53               25.69
      ------------------------------------------------------------------------------------------------
      Total:                             1,630                $582,287,639.46              100.00%
      ================================================================================================









Banc Of America Securities LLC                                              22
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                               Geographical Distribution of the Mortgage Properties
                                         of the Group 1 Mortgage Loans (1)
      ------------------------------------------------------------------------------------------------
                                                                 Aggregate                   % of
                                        Number Of             Stated Principal           Cut-Off Date
                                         Mortgage              Balance as of            Pool Principal
            Geographic Area               Loans                 Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Alabama                                5                   $854,172.63                 0.15%
      Arizona                               31                  6,054,074.20                 1.04
      California                           820                358,827,876.17                61.62
      Colorado                              57                 14,199,498.89                 2.44
      Connecticut                            6                  2,061,100.00                 0.35
      Delaware                               1                    358,320.00                 0.06
      District of Columbia                   2                  1,364,720.00                 0.23
      Florida                               74                 20,779,736.56                 3.57
      Georgia                               29                  6,341,623.23                 1.09
      Hawaii                                 8                  2,667,825.00                 0.46
      Idaho                                  4                    852,060.00                 0.15
      Illinois                              42                 14,136,421.59                 2.43
      Indiana                               10                  2,285,537.00                 0.39
      Iowa                                   2                    166,959.75                 0.03
      Kansas                                 8                  2,167,355.00                 0.37
      Kentucky                              49                 10,781,808.40                 1.85
      Louisiana                              7                  1,434,720.00                 0.25
      Maryland                              24                  7,634,549.59                 1.31
      Massachusetts                         17                  7,299,080.00                 1.25
      Michigan                              49                 10,263,371.00                 1.76
      Minnesota                             27                  8,308,643.56                 1.43
      Mississippi                            2                    263,394.10                 0.05
      Missouri                              33                  6,560,455.19                 1.13
      Montana                                7                  2,076,169.00                 0.36
      Nebraska                               1                     65,500.00                 0.01
      Nevada                                23                  6,394,505.89                 1.10
      New Hampshire                          2                    501,050.00                 0.09
      New Jersey                            27                 12,030,600.00                 2.07
      New Mexico                             1                     93,600.00                 0.02
      New York                              10                  5,705,200.00                 0.98
      North Carolina                        28                  9,600,195.38                 1.65
      North Dakota                           1                    192,600.00                 0.03
      Ohio                                  60                  9,718,069.83                 1.67
      Oklahoma                               2                    400,000.00                 0.07
      Oregon                                 3                    879,600.00                 0.15
      Pennsylvania                          17                  5,007,481.12                 0.86
      Rhode Island                           2                    499,920.00                 0.09
      South Carolina                        13                  5,101,350.00                 0.88
      Tennessee                             17                  3,345,175.00                 0.57
      Texas                                  7                  1,980,670.00                 0.34
      Utah                                  20                  6,310,668.00                 1.08
      Virginia                              43                 15,189,016.37                 2.61
      Washington                            21                  7,829,394.07                 1.34
      West Virginia                          1                    268,000.00                 0.05
      Wisconsin                             15                  2,901,572.94                 0.50
      Wyoming                                2                    534,000.00                 0.09
      ------------------------------------------------------------------------------------------------
      Total:                             1,630               $582,287,639.46               100.00%
      ================================================================================================


(1) As of the Cut-Off Date, no more than approximately 0.91% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc Of America Securities LLC                                              23
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                    Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Current Mortgage Loan           Mortgage             Balance as of             Pool Principal
         Principal Balances ($)           Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      0.01 - 50,000.00                       2                   $69,800.00                 0.01%
      50,000.01 - 100,000.00                58                 4,784,409.99                 0.82
      100,000.01 - 150,000.00              156                19,744,300.59                 3.39
      150,000.01 - 200,000.00              196                34,780,247.48                 5.97
      200,000.01 - 250,000.00              211                47,426,773.80                 8.14
      250,000.01 - 300,000.00              200                55,236,134.85                 9.49
      300,000.01 - 350,000.00              162                52,594,883.48                 9.03
      350,000.01 - 400,000.00              153                57,769,967.44                 9.92
      400,000.01 - 450,000.00              116                49,635,169.00                 8.52
      450,000.01 - 500,000.00               89                42,515,751.22                 7.30
      500,000.01 - 550,000.00               59                30,907,582.74                 5.31
      550,000.01 - 600,000.00               43                24,808,710.00                 4.26
      600,000.01 - 650,000.00               64                40,541,064.04                 6.96
      650,000.01 - 700,000.00               14                 9,580,500.00                 1.65
      700,000.01 - 750,000.00               15                10,831,809.71                 1.86
      750,000.01 - 800,000.00               12                 9,374,878.33                 1.61
      800,000.01 - 850,000.00                5                 4,120,000.00                 0.71
      850,000.01 - 900,000.00               12                10,574,500.00                 1.82
      900,000.01 - 950,000.00               12                11,139,700.00                 1.91
      950,000.01 - 1,000,000.00             20                19,665,500.00                 3.38
      1,000,000.01 - 1,500,000.00           21                27,237,409.79                 4.68
      1,500,000.01 - 2,000,000.00           10                18,948,547.00                 3.25
      ------------------------------------------------------------------------------------------------
      Total:                             1,630              $582,287,639.46               100.00%
      ================================================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $357,232.








Banc Of America Securities LLC                                              24
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                          Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Original Loan-To-Value          Mortgage             Balance as of             Pool Principal
               Ratios (%)                 Loans               Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      5.01 - 10.00                           1                   $200,000.00                0.03%
      10.01 - 15.00                          1                    150,000.00                0.03
      15.01 - 20.00                          2                    536,700.00                0.09
      20.01 - 25.00                          3                  1,831,400.00                0.31
      25.01 - 30.00                          8                  2,623,327.51                0.45
      30.01 - 35.00                         11                  3,386,200.00                0.58
      35.01 - 40.00                         19                  6,207,793.54                1.07
      40.01 - 45.00                         37                 14,429,275.00                2.48
      45.01 - 50.00                         46                 17,940,796.25                3.08
      50.01 - 55.00                         63                 24,515,758.32                4.21
      55.01 - 60.00                         85                 37,254,018.22                6.40
      60.01 - 65.00                        103                 54,586,716.09                9.37
      65.01 - 70.00                        142                 61,167,858.79               10.50
      70.01 - 75.00                        221                 89,834,224.88               15.43
      75.01 - 80.00                        790                246,560,583.53               42.34
      80.01 - 85.00                         16                  3,793,250.00                0.65
      85.01 - 90.00                         36                  7,406,728.99                1.27
      90.01 - 95.00                         46                  9,863,008.34                1.69
      ------------------------------------------------------------------------------------------------
      Total:                             1,630               $582,287,639.46              100.00%
      ================================================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 70.71%.













Banc Of America Securities LLC                                              25
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                         Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
      Current Mortgage Interest          Mortgage             Balance as of             Pool Principal
      Rates (%)                           Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      2.501 - 2.750                         54                $18,697,762.03                3.21%
      2.751 - 3.000                         49                 17,291,150.34                2.97
      3.001 - 3.250                        225                 79,086,094.87               13.58
      3.251 - 3.500                        114                 48,153,546.94                8.27
      3.501 - 3.750                        196                 80,376,696.14               13.80
      3.751 - 4.000                        328                123,077,835.07               21.14
      4.001 - 4.250                        270                 87,012,957.99               14.94
      4.251 - 4.500                        221                 75,752,503.39               13.01
      4.501 - 4.750                        140                 43,869,949.69                7.53
      4.751 - 5.000                         21                  6,419,983.00                1.10
      5.001 - 5.250                          5                  1,212,635.00                0.21
      5.251 - 5.500                          5                    930,875.00                0.16
      5.501 - 5.750                          1                    157,700.00                0.03
      5.751 - 6.000                          1                    247,950.00                0.04
      ------------------------------------------------------------------------------------------------
      Total:                             1,630               $582,287,639.46              100.00%
      ================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest
    Rate of the Group Mortgage Loans is expected to be approximately 3.868% per annum.


                                  Gross Margins of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Gross Margin (%)                    Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      1.001 - 1.250                         91                $32,174,156.47                5.53%
      1.251 - 1.500                        371                138,635,734.12               23.81
      1.501 - 1.750                        263                 98,700,048.40               16.95
      1.751 - 2.000                        366                131,685,297.11               22.62
      2.001 - 2.250                        323                110,952,313.34               19.05
      2.251 - 2.500                        196                 65,617,421.85               11.27
      2.501 - 2.750                          8                  1,858,505.00                0.32
      2.751 - 3.000                          4                    895,635.00                0.15
      3.001 - 3.250                          6                  1,196,575.00                0.21
      3.251 - 3.500                          2                    571,953.17                0.10
      ------------------------------------------------------------------------------------------------
      Total:                             1,630               $582,287,639.46              100.00%
      ================================================================================================



(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 1.860% per annum.





Banc Of America Securities LLC                                              26
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                                  Rate Ceilings of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Rate Ceilings (%)                   Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      9.001 - 10.000                         4                 $1,196,792.86                0.21%
      10.001 - 11.000                        3                    608,153.17                0.10
      11.001 - 12.000                    1,615                576,315,728.74               98.97
      12.001 - 13.000                        1                  1,500,000.00                0.26
      15.001 - 16.000                        4                  1,380,464.69                0.24
      16.001 - 17.000                        3                  1,286,500.00                0.22
      ------------------------------------------------------------------------------------------------
      Total:                             1,630               $582,287,639.46              100.00%
      ================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group
    Mortgage Loans is expected to be approximately 12.012% per annum.


                       First or Next Rate Adjustment Date of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------
                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
      First Rate or Next                 Mortgage             Balance as of             Pool Principal
      Adjustment Date                     Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      January 1, 2005                      980               $357,020,873.82               61.31%
      February 1, 2005                      66                 22,963,678.80                3.94
      March 1, 2005                          4                    886,744.40                0.15
      April 1, 2005                         12                  5,038,757.23                0.87
      May 1, 2005                          259                 87,101,475.81               14.96
      June 1, 2005                         309                109,276,109.40               18.77
      ------------------------------------------------------------------------------------------------
      Total:                             1,630               $582,287,639.46              100.00%
      ================================================================================================

(1) As of the Cut-off Date, the weighted average to First or Next Adjustment
    Date for the Group Mortgage Loans is expected to be approximately 3 months. For approximately 24.42% of the Group Mortgage Loans, the first
    Adjustment Date has already occurred.


                                 Remaining Terms of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Remaining Term (Months)             Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      341 - 360                          1,630              $582,287,639.46               100.00%
      ------------------------------------------------------------------------------------------------
      Total:                             1,630              $582,287,639.46               100.00%
      ================================================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.







Banc Of America Securities LLC                                              27
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                          Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Credit Scores                       Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      801 - 850                             30                 $9,063,234.00                1.56%
      751 - 800                            451                167,310,883.19               28.73
      701 - 750                            654                237,170,104.90               40.73
      651 - 700                            419                144,514,789.27               24.82
      601 - 650                             76                 24,228,628.10                4.16
      ------------------------------------------------------------------------------------------------
      Total:                             1,630               $582,287,639.46              100.00%
      ================================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



















Banc Of America Securities LLC                                              28
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
                          Group 2 Collateral Summary
------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one, two or three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. The majority of the mortgage interest rates will be indexed to One-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Month LIBOR index will be equal to the rate quoted as of either (I) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Month LIBOR Index is the average of the interbank offered rates for one-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.950% to 12.000%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 21.83% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

                                                            Collateral Summary      Range (if applicable)
                                                            ------------------      ---------------------

Total Outstanding Loan Balance                              $449,858,296.61

Total Number of Loans                                                 1,348

Average Loan Principal Balance                                     $333,723       $29,400 to $1,921,553

WA Gross Coupon                                                      1.927%            1.000% to 5.625%

WA FICO                                                                 711                  605 to 821

WA Original Term                                                 360 months

WA Remaining Term                                                359 months           355 to 360 months

WA OLTV                                                              72.70%             7.95% to 95.00%

WA Months to First or Next Rate Adjustment Date                     1 month               1 to 4 months

WA Gross Margin                                                      2.438%            0.925% to 3.650%

WA Rate Ceiling                                                      9.955%           8.950% to 12.000%

Geographic Concentration of Mortgaged Properties       CA            52.35%
(Top 5 States) based on the Aggregate Stated Principal FL             6.69%
Balance                                                CO             4.07%
                                                       VA             3.93%
                                                       NJ             3.45%

---------------------------------------------------------------------------------------------------------







Banc Of America Securities LLC                                              29
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                        Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
               Occupancy                  Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Primary Residence                    960               $350,798,723.75               77.98%
      Investor Property                    318                 71,573,938.78               15.91
      Second Home                           70                 27,485,634.08                6.11
      ------------------------------------------------------------------------------------------------
      Total:                             1,348               $449,858,296.61              100.00%
      ================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                                   Property Types of the Group 2 Mortgage Loans

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
             Property Type                Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Single Family Residence             791                $268,599,323.57                59.71%
      PUD                                  290                101,090,096.01                22.47
      Condominium                          199                 55,424,110.56                12.32
      2-4 Family                            68                 24,744,766.47                 5.50
      ------------------------------------------------------------------------------------------------
      Total:                             1,348               $449,858,296.61               100.00%
      ================================================================================================


                                Mortgage Loan Purpose of the Group 2 Mortgage Loans

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
                Purpose                   Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Purchase                             598               $201,800,979.46                44.86%
      Refinance-Cashout                    485                165,761,647.89                36.85
      Refinance-Rate/Term                  265                 82,295,669.26                18.29
      ------------------------------------------------------------------------------------------------
      Total:                             1,348               $449,858,296.61               100.00%
      ================================================================================================









Banc Of America Securities LLC                                              30
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                               Geographical Distribution of the Mortgage Properties
                                         of the Group 2 Mortgage Loans (1)


      -------------------------------------------------------------------------------------------------
                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
            Geographic Area               Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      Alabama                               13                 $2,072,251.86                 0.46%
      Alaska                                 1                     68,000.00                 0.02
      Arizona                               35                  7,862,713.36                 1.75
      Arkansas                               1                    119,746.31                 0.03
      California                           563                235,511,378.04                52.35
      Colorado                              73                 18,304,293.74                 4.07
      Connecticut                           13                  4,785,542.93                 1.06
      District of Columbia                   1                    303,200.00                 0.07
      Florida                              117                 30,085,193.36                 6.69
      Georgia                               15                  2,205,775.29                 0.49
      Hawaii                                10                  5,633,275.16                 1.25
      Idaho                                 12                  2,256,060.17                 0.50
      Illinois                              44                 13,415,716.81                 2.98
      Indiana                                7                  1,384,097.07                 0.31
      Kansas                                 4                    742,117.85                 0.16
      Kentucky                               9                  1,474,805.19                 0.33
      Louisiana                              2                    188,240.95                 0.04
      Maryland                              21                  6,042,660.00                 1.34
      Massachusetts                         30                 11,551,781.20                 2.57
      Michigan                              18                  4,305,315.30                 0.96
      Minnesota                             13                  2,968,615.86                 0.66
      Mississippi                            3                    521,732.55                 0.12
      Missouri                               6                  1,228,799.45                 0.27
      Nevada                                53                 14,977,260.81                 3.33
      New Hampshire                          4                  1,673,155.69                 0.37
      New Jersey                            44                 15,534,150.23                 3.45
      New Mexico                             1                    100,000.00                 0.02
      New York                              16                  6,022,730.22                 1.34
      North Carolina                        20                  4,554,413.84                 1.01
      Ohio                                  10                  1,708,377.42                 0.38
      Oklahoma                               3                    423,211.24                 0.09
      Oregon                                21                  5,722,412.55                 1.27
      Pennsylvania                          11                  2,028,615.44                 0.45
      Rhode Island                           2                    563,424.97                 0.13
      South Carolina                         7                  2,706,314.37                 0.60
      South Dakota                           2                    194,739.82                 0.04
      Tennessee                              6                  1,296,839.40                 0.29
      Texas                                 24                  4,887,248.87                 1.09
      Utah                                   7                  1,063,453.22                 0.24
      Virginia                              53                 17,675,238.25                 3.93
      Washington                            39                 12,821,669.54                 2.85
      West Virginia                          3                    389,171.37                 0.09
      Wisconsin                             11                  2,484,556.91                 0.55
      ------------------------------------------------------------------------------------------------
      Total:                             1,348               $449,858,296.61               100.00%
      ================================================================================================


(1) As of the Cut-Off Date, no more than approximately 0.63% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc Of America Securities LLC                                              31
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                    Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

      ------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Current Mortgage Loan           Mortgage             Balance as of             Pool Principal
         Principal Balances ($)           Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------
      0.01 - 50,000.00                       5                   $213,180.18                 0.05%
      50,000.01 - 100,000.00                84                  6,907,609.49                 1.54
      100,000.01 - 150,000.00              172                 21,875,598.11                 4.86
      150,000.01 - 200,000.00              163                 28,959,266.37                 6.44
      200,000.01 - 250,000.00              160                 36,215,399.37                 8.05
      250,000.01 - 300,000.00              143                 39,463,424.48                 8.77
      300,000.01 - 350,000.00              136                 44,145,637.53                 9.81
      350,000.01 - 400,000.00              122                 46,018,954.95                10.23
      400,000.01 - 450,000.00               68                 29,012,145.69                 6.45
      450,000.01 - 500,000.00               91                 43,923,792.00                 9.76
      500,000.01 - 550,000.00               34                 17,846,707.68                 3.97
      550,000.01 - 600,000.00               43                 24,844,969.51                 5.52
      600,000.01 - 650,000.00               35                 22,315,433.58                 4.96
      650,000.01 - 700,000.00               15                 10,174,087.76                 2.26
      700,000.01 - 750,000.00                9                  6,637,239.79                 1.48
      750,000.01 - 800,000.00                7                  5,460,550.00                 1.21
      800,000.01 - 850,000.00                5                  4,142,558.94                 0.92
      850,000.01 - 900,000.00                9                  7,895,044.64                 1.76
      900,000.01 - 950,000.00                9                  8,405,455.62                 1.87
      950,000.01 - 1,000,000.00             14                 13,887,557.88                 3.09
      1,000,000.01 - 1,500,000.00           21                 26,244,630.22                 5.83
      1,500,000.01 - 2,000,000.00            3                  5,269,052.82                 1.17
      ------------------------------------------------------------------------------------------------
      Total:                             1,348               $449,858,296.61               100.00%
      ================================================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $333,723.








Banc Of America Securities LLC                                              32
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                          Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)


      ------------------------------------------------------------------------------------------------
                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Original Loan-To-Value          Mortgage             Balance as of             Pool Principal
               Ratios (%)                 Loans                Cut-Off Date                Balance
      ------------------------------------------------------------------------------------------------

      5.01 - 10.00                           1                   $87,315.01                  0.02%
      15.01 - 20.00                          2                   241,838.59                  0.05
      20.01 - 25.00                          4                 1,370,000.00                  0.30
      25.01 - 30.00                          3                   679,571.05                  0.15
      30.01 - 35.00                         14                 4,540,804.63                  1.01
      35.01 - 40.00                         13                 4,069,743.72                  0.90
      40.01 - 45.00                          8                 2,842,217.16                  0.63
      45.01 - 50.00                         19                 6,819,062.11                  1.52
      50.01 - 55.00                         39                13,287,981.81                  2.95
      55.01 - 60.00                         64                22,734,727.69                  5.05
      60.01 - 65.00                         80                37,754,881.47                  8.39
      65.01 - 70.00                        145                54,925,814.69                 12.21
      70.01 - 75.00                        140                50,745,416.34                 11.28
      75.01 - 80.00                        772               240,336,130.56                 53.42
      80.01 - 85.00                          5                   988,096.50                  0.22
      85.01 - 90.00                         15                 3,686,812.35                  0.82
      90.01 - 95.00                         24                 4,747,882.93                  1.06
      --------------------------------------------------------------------------------------------
      Total:                             1,348              $449,858,296.61                100.00%
      ============================================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 72.70%.








Banc Of America Securities LLC                                              33
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                         Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)


      --------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
      Current Mortgage Interest          Mortgage             Balance as of             Pool Principal
      Rates (%)                           Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------
      0.751 - 1.000                        512              $196,691,669.88                43.72%
      1.001 - 1.250                        106                40,683,951.18                 9.04
      1.251 - 1.500                        136                31,729,361.45                 7.05
      1.501 - 1.750                        211                64,353,559.26                14.31
      1.751 - 2.000                         13                 6,182,565.64                 1.37
      2.001 - 2.250                         81                16,153,410.04                 3.59
      2.251 - 2.500                          2                   777,037.32                 0.17
      2.501 - 2.750                          7                 3,580,620.27                 0.80
      3.001 - 3.250                          7                 1,376,192.94                 0.31
      3.251 - 3.500                          2                   166,211.48                 0.04
      3.501 - 3.750                          3                   945,628.53                 0.21
      3.751 - 4.000                          5                   838,081.35                 0.19
      4.001 - 4.250                         31                 9,464,046.45                 2.10
      4.251 - 4.500                        101                37,267,733.38                 8.28
      4.501 - 4.750                         94                31,960,206.33                 7.10
      4.751 - 5.000                         28                 6,273,059.75                 1.39
      5.001 - 5.250                          7                 1,197,274.25                 0.27
      5.251 - 5.500                          1                   127,838.27                 0.03
      5.501 - 5.750                          1                    89,848.84                 0.02
      -------------------------------------------------------------------------------------------------
      Total:                             1,348              $449,858,296.61               100.00%
      ==================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest
    Rate of the Group Mortgage Loans is expected to be approximately 1.927% per annum.


                                  Gross Margins of the Group 2 Mortgage Loans (1)


      --------------------------------------------------------------------------------------------------------

                                                                     Aggregate                    % of
                                                 Number Of        Stated Principal            Cut-Off Date
                                                  Mortgage          Balance as of             Pool Principal
      Gross Margin (%)                             Loans             Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      0.751 - 1.000                                    1               $46,395.57                0.01%
      1.251 - 1.500                                   15             4,407,967.25                0.98
      1.501 - 1.750                                    4               587,564.00                0.13
      1.751 - 2.000                                   18             6,523,074.00                1.45
      2.001 - 2.250                                  104            37,190,228.55                8.27
      2.251 - 2.500                                  711           269,705,586.71               59.95
      2.501 - 2.750                                  350            92,827,002.09               20.63
      2.751 - 3.000                                  111            31,582,705.78                7.02
      3.001 - 3.250                                   12             2,783,266.86                0.62
      3.251 - 3.500                                   17             3,323,809.65                0.74
      3.501 - 3.750                                    5               880,696.15                0.20
      --------------------------------------------------------------------------------------------------------
      Total:                                       1,348          $449,858,296.61              100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.438% per annum.

Banc Of America Securities LLC                                              34
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------






                                  Rate Ceilings of the Group 2 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
           Rate Ceilings (%)              Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      8.001 - 9.000                           1                 $240,577.15                   0.05%
      9.001 - 10.000                      1,337              447,220,392.87                  99.41
      10.001 - 11.000                         8                1,565,778.06                   0.35
      11.001 - 12.000                         2                  831,548.53                   0.18
      --------------------------------------------------------------------------------------------------------
      Total:                              1,348             $449,858,296.61                 100.00%
      ========================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group
    Mortgage Loans is expected to be approximately 9.955% per annum.


                       First or Next Rate Adjustment Date of the Group 2 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
           First or Next Rate            Mortgage             Balance as of             Pool Principal
            Adjustment Date               Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      January 1, 2005                     1,046               358,004,418.91                 79.58%
      February 1, 2005                      138                46,129,926.70                 10.25
      March 1, 2005                         139                39,163,120.00                  8.71
      April 1, 2005                          25                $6,560,831.00                  1.46
      --------------------------------------------------------------------------------------------------------
      Total:                              1,348              $449,858,296.61                100.00%
      ========================================================================================================

(1) As of the Cut-off Date, the weighted average to First or Next Adjustment
    Date for the Group Mortgage Loans is expected to be approximately 1 month.
    For approximately 34.63% of the Group Mortgage Loans, the first Adjustment
    Date has already occurred.


                                 Remaining Terms of the Group 2 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------
                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Remaining Term (Months)             Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      341 - 360                           1,348              $449,858,296.61                100.00%
      --------------------------------------------------------------------------------------------------------
      Total:                              1,348              $449,858,296.61                100.00%
      ========================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.




Banc Of America Securities LLC                                              35
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------





                          Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
             Credit Scores                Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      801 - 850                             26                 $8,347,938.25                  1.86%
      751 - 800                            289                 93,620,658.95                 20.81
      701 - 750                            424                144,947,832.20                 32.22
      651 - 700                            486                163,730,529.24                 36.40
      601 - 650                            123                 39,211,337.97                  8.72
      --------------------------------------------------------------------------------------------------------
      Total:                             1,348               $449,858,296.61                100.00%
      ========================================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
    (Beacon) and TransUnion (Empirica).


                            Maximum Negative Amortization of the Group 2 Mortgage Loans

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
            Maximum Negative             Mortgage             Balance as of             Pool Principal
            Amortization (%)              Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      110                                     15               $5,767,730.22                  1.28%
      115                                  1,333              444,090,566.39                 98.72
      --------------------------------------------------------------------------------------------------------
      Total:                               1,348             $449,858,296.61                100.00%
      ========================================================================================================








Banc Of America Securities LLC                                              36
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
                          Group 3 Collateral Summary
------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one, two or three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. The majority of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.700% to 11.700%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 39.69% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


--------------------------------------------------------------------------------------------------------------
                                                          Collateral Summary       Range (if applicable)
                                                          ------------------       ---------------------

Total Outstanding Loan Balance                                   $291,155,823.96

Total Number of Loans                                                        967

Average Loan Principal Balance                                          $301,092       $30,000 to $2,000,000

WA Gross Coupon                                                           1.944%            1.000% to 5.875%

WA FICO                                                                      709                  609 to 828

WA Original Term                                                      360 months

WA Remaining Term                                                     360 months           353 to 360 months

WA OLTV                                                                   74.48%            12.06% to 95.00%

WA Months to First or Next Rate Adjustment Date                          1 month               1 to 4 months

WA Gross Margin                                                           3.113%            2.000% to 4.250%

WA Rate Ceiling                                                           9.955%           8.700% to 11.700%

Geographic Concentration of Mortgaged Properties       CA                 54.35%
(Top 5 States) based on the Aggregate Stated Principal FL                  5.61%
Balance                                                NV                  5.21%
                                                       NJ                  4.99%
                                                       MA                  2.70%

--------------------------------------------------------------------------------------------------------------








Banc Of America Securities LLC                                              37
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                        Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
               Occupancy                  Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Primary Residence                     787              $249,684,978.04                 85.76%
      Investor Property                     142                29,101,486.10                 10.00
      Second Home                            38                12,369,359.82                  4.25
      --------------------------------------------------------------------------------------------------------
      Total:                                967              $291,155,823.96                100.00%
      ========================================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                                   Property Types of the Group 3 Mortgage Loans

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
             Property Type                Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Single Family Residence               639              $199,597,861.49                 68.55%
      PUD                                   197                59,492,722.58                 20.43
      Condominium                            89                21,734,080.67                  7.46
      2-4 Family                             42                10,331,159.22                  3.55
      --------------------------------------------------------------------------------------------------------
      Total:                                967              $291,155,823.96                100.00%
      ========================================================================================================


                                Mortgage Loan Purpose of the Group 3 Mortgage Loans


      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
                Purpose                   Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Refinance-Cashout                     419              $120,920,638.83                41.53%
      Purchase                              347               112,565,991.72                38.66
      Refinance-Rate/Term                   201                57,669,193.41                19.81
      --------------------------------------------------------------------------------------------------------
      Total:                                967              $291,155,823.96               100.00%
      ========================================================================================================







Banc Of America Securities LLC                                              38
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                               Geographical Distribution of the Mortgage Properties
                                         of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
            Geographic Area               Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Alabama                                  2                $360,119.57                   0.12%
      Arizona                                 21               3,905,650.62                   1.34
      Arkansas                                 1                 184,500.00                   0.06
      California                             417             158,248,605.59                  54.35
      Colorado                                23               5,214,770.19                   1.79
      Connecticut                              9               2,661,548.57                   0.91
      Delaware                                 3                 593,969.00                   0.20
      Florida                                 70              16,342,217.42                   5.61
      Georgia                                  6                 962,800.38                   0.33
      Hawaii                                  11               5,396,466.51                   1.85
      Idaho                                    6                 787,848.00                   0.27
      Illinois                                 9               2,514,826.00                   0.86
      Indiana                                  5                 702,505.00                   0.24
      Iowa                                     2                 305,000.00                   0.10
      Kansas                                   7               1,100,800.00                   0.38
      Kentucky                                 3                 449,600.00                   0.15
      Louisiana                                1                 116,250.00                   0.04
      Maryland                                11               2,732,302.10                   0.94
      Massachusetts                           27               7,847,012.58                   2.70
      Michigan                                16               3,122,220.00                   1.07
      Minnesota                               14               3,696,638.00                   1.27
      Missouri                                 6                 753,483.00                   0.26
      Montana                                  2                 473,875.00                   0.16
      Nebraska                                 3                 284,100.00                   0.10
      Nevada                                  59              15,157,027.14                   5.21
      New Hampshire                            2                 526,320.00                   0.18
      New Jersey                              49              14,534,726.92                   4.99
      New York                                12               4,210,000.00                   1.45
      North Carolina                          14               2,862,838.83                   0.98
      Ohio                                     8               1,885,993.11                   0.65
      Oklahoma                                 2                 432,600.00                   0.15
      Oregon                                  18               2,966,008.37                   1.02
      Pennsylvania                            24               6,405,599.56                   2.20
      Rhode Island                             1                 473,645.00                   0.16
      South Carolina                           4               1,353,354.17                   0.46
      South Dakota                             1                 288,000.00                   0.10
      Tennessee                                3                 684,000.00                   0.23
      Texas                                   25               3,951,261.71                   1.36
      Utah                                     6               1,804,200.00                   0.62
      Virginia                                19               5,097,964.32                   1.75
      Washington                              20               4,769,627.30                   1.64
      West Virginia                            1                 360,000.00                   0.12
      Wisconsin                               23               4,414,750.00                   1.52
      Wyoming                                  1                 220,800.00                   0.08
      --------------------------------------------------------------------------------------------------------
      Total:                                 967            $291,155,823.96                 100.00%
      ========================================================================================================

(1) As of the Cut-Off Date, no more than approximately 0.76% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc Of America Securities LLC                                              39
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------





                    Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Current Mortgage Loan           Mortgage             Balance as of             Pool Principal
         Principal Balances ($)           Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      0.01 - 50,000.00                        5                 $204,400.00                    0.07%
      50,000.01 - 100,000.00                 54                4,602,437.22                    1.58
      100,000.01 - 150,000.00               134               17,190,999.22                    5.90
      150,000.01 - 200,000.00               139               24,248,627.80                    8.33
      200,000.01 - 250,000.00               129               29,111,339.39                   10.00
      250,000.01 - 300,000.00               117               32,037,612.63                   11.00
      300,000.01 - 350,000.00                99               31,829,626.93                   10.93
      350,000.01 - 400,000.00                87               32,629,290.82                   11.21
      400,000.01 - 450,000.00                47               20,105,722.70                    6.91
      450,000.01 - 500,000.00                46               22,131,952.02                    7.60
      500,000.01 - 550,000.00                28               14,620,047.64                    5.02
      550,000.01 - 600,000.00                24               13,903,380.27                    4.78
      600,000.01 - 650,000.00                19               11,960,834.28                    4.11
      650,000.01 - 700,000.00                 9                6,145,591.39                    2.11
      700,000.01 - 750,000.00                 7                5,136,707.39                    1.76
      750,000.01 - 800,000.00                 1                  798,093.55                    0.27
      800,000.01 - 850,000.00                 1                  825,000.00                    0.28
      850,000.01 - 900,000.00                 1                  875,000.00                    0.30
      900,000.01 - 950,000.00                 5                4,620,435.94                    1.59
      950,000.01 - 1,000,000.00               8                7,870,647.71                    2.70
      1,000,000.01 - 1,500,000.00             6                8,308,077.06                    2.85
      1,500,000.01 - 2,000,000.00             1                2,000,000.00                    0.69
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                  100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $301,092.








Banc Of America Securities LLC                                              40
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                          Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Original Loan-To-Value          Mortgage             Balance as of             Pool Principal
               Ratios (%)                 Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      10.01 - 15.00                           2                 $107,500.00                  0.04%
      15.01 - 20.00                           2                  114,559.12                  0.04
      20.01 - 25.00                           2                  144,550.00                  0.05
      25.01 - 30.00                           7                1,210,094.65                  0.42
      30.01 - 35.00                           5                  938,717.00                  0.32
      35.01 - 40.00                          12                4,066,315.54                  1.40
      40.01 - 45.00                          11                2,740,846.45                  0.94
      45.01 - 50.00                          13                3,834,328.65                  1.32
      50.01 - 55.00                          19                5,307,275.21                  1.82
      55.01 - 60.00                          27                8,830,717.38                  3.03
      60.01 - 65.00                          51               15,226,783.12                  5.23
      65.01 - 70.00                          84               25,288,432.13                  8.69
      70.01 - 75.00                         119               43,299,314.06                 14.87
      75.01 - 80.00                         561              167,214,671.00                 57.43
      80.01 - 85.00                           2                  874,000.00                  0.30
      85.01 - 90.00                          23                5,740,122.60                  1.97
      90.01 - 95.00                          27                6,217,597.05                  2.14
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 74.48%.
















Banc Of America Securities LLC                                              41
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                         Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
      Current Mortgage Interest          Mortgage             Balance as of             Pool Principal
      Rates (%)                           Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      0.751 - 1.000                         484              $156,264,538.60                53.67%
      1.001 - 1.250                          55                15,091,924.00                 5.18
      1.251 - 1.500                          75                17,390,836.00                 5.97
      1.501 - 1.750                         118                33,265,094.61                11.43
      1.751 - 2.000                          18                 5,381,628.00                 1.85
      2.001 - 2.250                          31                 4,615,427.94                 1.59
      2.251 - 2.500                           3                   597,770.00                 0.21
      2.501 - 2.750                           7                 1,251,192.00                 0.43
      2.751 - 3.000                           1                   146,500.00                 0.05
      3.001 - 3.250                           9                 2,276,598.00                 0.78
      3.251 - 3.500                           2                   724,600.00                 0.25
      3.751 - 4.000                           1                   270,750.00                 0.09
      4.251 - 4.500                           3                   801,240.58                 0.28
      4.501 - 4.750                          19                 7,506,720.26                 2.58
      4.751 - 5.000                          66                21,513,441.82                 7.39
      5.001 - 5.250                          34                10,555,913.53                 3.63
      5.251 - 5.500                          33                10,957,200.46                 3.76
      5.501 - 5.750                           7                 2,169,198.16                 0.75
      5.751 - 6.000                           1                   375,250.00                 0.13
      --------------------------------------------------------------------------------------------------------
      Total:                                967              $291,155,823.96               100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest
Rate of the Group Mortgage Loans is expected to be approximately 1.944% per annum.


                                  Gross Margins of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Gross Margin (%)                    Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      1.751 - 2.000                           1                 $104,000.00                   0.04%
      2.001 - 2.250                           1                  159,000.00                   0.05
      2.251 - 2.500                           8                2,762,371.67                   0.95
      2.501 - 2.750                          25                8,075,234.51                   2.77
      2.751 - 3.000                         404              135,224,578.56                  46.44
      3.001 - 3.250                         256               72,337,047.49                  24.84
      3.251 - 3.500                         189               50,588,526.63                  17.38
      3.501 - 3.750                          61               15,686,884.97                   5.39
      3.751 - 4.000                          14                3,654,025.13                   1.26
      4.001 - 4.250                           8                2,564,155.00                   0.88
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                 100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 3.113% per annum.


Banc Of America Securities LLC                                              42
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------





                                  Rate Ceilings of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
           Rate Ceilings (%)              Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      8.001 - 9.000                           1                 $163,323.36                  0.06%
      9.001 - 10.000                        960              289,447,478.06                 99.41
      10.001 - 11.000                         5                1,235,262.54                  0.42
      11.001 - 12.000                         1                  309,760.00                  0.11
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group
Mortgage Loans is expected to be approximately 9.955% per annum.


                       First or Next Rate Adjustment Date of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
           First or Next Rate            Mortgage             Balance as of             Pool Principal
            Adjustment Date               Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      January 1, 2005                       784             $242,557,733.95                  83.31%
      February 1, 2005                       67               17,360,269.01                   5.96
      March 1, 2005                         106               29,285,971.00                  10.06
      April 1, 2005                          10                1,951,850.00                   0.67
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                 100.00%
      ========================================================================================================

(1) As of the Cut-off Date, the weighted average to First or Next Adjustment
Date for the Group Mortgage Loans is expected to be approximately 1 month.
For approximately 18.51% of the Group Mortgage Loans, the first Adjustment
Date has already occurred.


                                 Remaining Terms of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Remaining Term (Months)             Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      341 - 360                             967             $291,155,823.96                100.00%
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                100.00%
      ========================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.





Banc Of America Securities LLC                                              43
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                          Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
             Credit Scores                Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      801 - 850                              14               $3,793,442.63                  1.30%
      751 - 800                             198               54,447,722.72                 18.70
      701 - 750                             313               95,479,539.94                 32.79
      651 - 700                             355              113,175,157.56                 38.87
      601 - 650                              87               24,259,961.11                  8.33
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                100.00%
      ========================================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
(Beacon) and TransUnion (Empirica).



                            Maximum Negative Amortization of the Group 3 Mortgage Loans

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
            Maximum Negative             Mortgage             Balance as of             Pool Principal
            Amortization (%)              Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      110                                    12               $4,210,000.00                  1.45%
      115                                   955              286,945,823.96                 98.55
      --------------------------------------------------------------------------------------------------------
      Total:                                967             $291,155,823.96                100.00%
      ========================================================================================================
















Banc Of America Securities LLC                                              44
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                        Group 2 & 3 Collateral Summary
------------------------------------------------------------------------------

Description of The Group 2 & 3 Mortgage Loans
---------------------------------------------

The Group 2 & 3 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first one, two or three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 2 & 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. The majority of the mortgage interest rates will be indexed to One-Month LIBOR and COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.700% to 12.000%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 28.85% of the Group 2 & 3 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 & 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


--------------------------------------------------------------------------------------------------------------
                                                          Collateral Summary       Range (if applicable)
                                                          ------------------       ---------------------

Total Outstanding Loan Balance                                   $741,014,120.57

Total Number of Loans                                                      2,315

Average Loan Principal Balance                                          $320,092       $29,400 to $2,000,000

WA Gross Coupon                                                           1.934%            1.000% to 5.875%

WA FICO                                                                      710                  605 to 828

WA Original Term                                                      360 months

WA Remaining Term                                                     360 months           353 to 360 months

WA OLTV                                                                   73.40%             7.95% to 95.00%

WA Months to First or Next Rate Adjustment Date                          1 month               1 to 4 months

WA Gross Margin                                                           2.704%            0.925% to 4.250%

WA Rate Ceiling                                                           9.955%           8.700% to 12.000%

Geographic Concentration of Mortgaged Properties       CA                 53.14%
(Top 5 States) based on the Aggregate Stated Principal FL                  6.27%
Balance                                                NV                  4.07%
                                                       NJ                  4.06%
                                                       CO                  3.17%

--------------------------------------------------------------------------------------------------------------







Banc Of America Securities LLC                                              45
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------





                      Occupancy of Mortgaged Properties of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------
                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
               Occupancy                  Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Primary Residence                   1,747             $600,483,701.79                  81.04%
      Investor Property                     460              100,675,424.88                  13.59
      Second Home                           108               39,854,993.90                   5.38
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                 100.00%
      ========================================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                                 Property Types of the Group 2 & 3 Mortgage Loans

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut=Off Date
                                         Mortgage             Balance as of             Pool Principal
             Property Type                Loans                Cut=Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Single Family Residence             1,430             $468,197,185.06                  63.18%
      PUD                                   487              160,582,818.59                  21.67
      Condominium                           288               77,158,191.23                  10.41
      2-4 Family                            110               35,075,925.69                   4.73
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                 100.00%
      ========================================================================================================


                              Mortgage Loan Purpose of the Group 2 & 3 Mortgage Loans


      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
                Purpose                   Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Refinance-Cashout                     904             $286,682,286.72                  38.69%
      Purchase                              945              314,366,971.18                  42.42
      Refinance-Rate/Term                   466              139,964,862.67                  18.89
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                 100.00%
      ========================================================================================================









Banc Of America Securities LLC                                              46
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                               Geographical Distribution of the Mortgage Properties
                                       of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
            Geographic Area               Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      Alabama                                15               $2,432,371.43                  0,33%
      Alaska                                  1                   68,000.00                  0.01
      Arizona                                56               11,768,363.98                  1.59
      Arkansas                                2                  304,246.31                  0.04
      California                            980              393,759,983.63                 53.14
      Colorado                               96               23,519,063.93                  3.17
      Connecticut                            22                7,447,091.50                  1.00
      Delaware                                3                  593,969.00                  0.08
      District of Columbia                    1                  303,200.00                  0.04
      Florida                               187               46,427,410.78                  6.27
      Georgia                                21                3,168,575.67                  0.43
      Hawaii                                 21               11,029,741.67                  1.49
      Idaho                                  18                3,043,908.17                  0.41
      Illinois                               53               15,930,542.81                  2.15
      Indiana                                12                2,086,602.07                  0.28
      Iowa                                    2                  305,000.00                  0.04
      Kansas                                 11                1,842,917.85                  0.25
      Kentucky                               12                1,924,405.19                  0.26
      Louisiana                               3                  304,490.95                  0.04
      Maryland                               32                8,774,962.10                  1.18
      Massachusetts                          57               19,398,793.78                  2.62
      Michigan                               34                7,427,535.30                  1.00
      Minnesota                              27                6,665,253.86                  0.90
      Mississippi                             3                  521,732.55                  0.07
      Missouri                               12                1,982,282.45                  0.27
      Montana                                 2                  473,875.00                  0.06
      Nebraska                                3                  284,100.00                  0.04
      Nevada                                112               30,134,287.95                  4.07
      New Hampshire                           6                2,199,475.69                  0.30
      New Jersey                             93               30,068,877.15                  4.06
      New Mexico                              1                  100,000.00                  0.01
      New York                               28               10,232,730.22                  1.38
      North Carolina                         34                7,417,252.67                  1.00
      Ohio                                   18                3,594,370.53                  0.49
      Oklahoma                                5                  855,811.24                  0.12
      Oregon                                 39                8,688,420.92                  1.17
      Pennsylvania                           35                8,434,215.00                  1.14
      Rhode Island                            3                1,037,069.97                  0.14
      South Carolina                         11                4,059,668.54                  0.55
      South Dakota                            3                  482,739.82                  0.07
      Tennessee                               9                1,980,839.40                  0.27
      Texas                                  49                8,838,510.58                  1.19
      Utah                                   13                2,867,653.22                  0.39
      Virginia                               72               22,773,202.57                  3.07
      Washington                             59               17,591,296.84                  2.37
      West Virginia                           4                  749,171.37                  0.10
      Wisconsin                              34                6,899,306.91                  0.93
      Wyoming                                 1                  220,800.00                  0.03
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, no more than approximately 0.47% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc Of America Securities LLC                                              47
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------





                  Current Mortgage Loan Principal Balances of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Current Mortgage Loan           Mortgage             Balance as of             Pool Principal
         Principal Balances ($)           Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      0.01 - 50,000.00                       10                 $417,580.18                  0.06%
      50,000.01 - 100,000.00                138               11,510,046.71                  1.55
      100,000.01 - 150,000.00               306               39,066,597.33                  5.27
      150,000.01 - 200,000.00               302               53,207,894.17                  7.18
      200,000.01 - 250,000.00               289               65,326,738.76                  8.82
      250,000.01 - 300,000.00               260               71,501,037.11                  9.65
      300,000.01 - 350,000.00               235               75,975,264.46                 10.25
      350,000.01 - 400,000.00               209               78,648,245.77                 10.61
      400,000.01 - 450,000.00               115               49,117,868.39                  6.63
      450,000.01 - 500,000.00               137               66,055,744.02                  8.91
      500,000.01 - 550,000.00                62               32,466,755.32                  4.38
      550,000.01 - 600,000.00                67               38,748,349.78                  5.23
      600,000.01 - 650,000.00                54               34,276,267.86                  4.63
      650,000.01 - 700,000.00                24               16,319,679.15                  2.20
      700,000.01 - 750,000.00                16               11,773,947.18                  1.59
      750,000.01 - 800,000.00                 8                6,258,643.55                  0.84
      800,000.01 - 850,000.00                 6                4,967,558.94                  0.67
      850,000.01 - 900,000.00                10                8,770,044.64                  1.18
      900,000.01 - 950,000.00                14               13,025,891.56                  1.76
      950,000.01 - 1,000,000.00              22               21,758,205.59                  2.94
      1,000,000.01 - 1,500,000.00            27               34,552,707.28                  4.66
      1,500,000.01 - 2,000,000.00             4                7,269,052.82                  0.98
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $320,092.












Banc Of America Securities LLC                                              48
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                        Original Loan-To-Value Ratios of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
         Original Loan-To-Value          Mortgage             Balance as of             Pool Principal
               Ratios (%)                 Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      5.01 - 10.00                            1                $87,315.01                      0.01%
      10.01 - 15.00                           2                107,500.00                      0.01
      15.01 - 20.00                           4                356,397.71                      0.05
      20.01 - 25.00                           6              1,514,550.00                      0.20
      25.01 - 30.00                          10              1,889,665.70                      0.26
      30.01 - 35.00                          19              5,479,521.63                      0.74
      35.01 - 40.00                          25              8,136,059.26                      1.10
      40.01 - 45.00                          19              5,583,063.61                      0.75
      45.01 - 50.00                          32             10,653,390.76                      1.44
      50.01 - 55.00                          58             18,595,257.02                      2.51
      55.01 - 60.00                          91             31,565,445.07                      4.26
      60.01 - 65.00                         131             52,981,664.59                      7.15
      65.01 - 70.00                         229             80,214,246.82                     10.82
      70.01 - 75.00                         259             94,044,730.40                     12.69
      75.01 - 80.00                       1,333            407,550,801.56                     55.00
      80.01 - 85.00                           7              1,862,096.50                      0.25
      85.01 - 90.00                          38              9,426,934.95                      1.27
      90.01 - 95.00                          51             10,965,479.98                      1.48
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315           $741,014,120.57                    100.00%
      --------------------------------------------------------------------------------------------------------


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 73.40%.
















Banc Of America Securities LLC                                              49
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                       Current Mortgage Interest Rates of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
      Current Mortgage Interest          Mortgage             Balance as of             Pool Principal
      Rates (%)                           Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      0.751 - 1.000                         996              $352,956,208.48                 47.63%
      1.001 - 1.250                         161                55,775,875.18                  7.53
      1.251 - 1.500                         211                49,120,197.45                  6.63
      1.501 - 1.750                         329                97,618,653.87                 13.17
      1.751 - 2.000                          31                11,564,193.64                  1.56
      2.001 - 2.250                         112                20,768,837.98                  2.80
      2.251 - 2.500                           5                 1,374,807.32                  0.19
      2.501 - 2.750                          14                 4,831,812.27                  0.65
      2.751 - 3.000                           1                   146,500.00                  0.02
      3.001 - 3.250                          16                 3,652,790.94                  0.49
      3.251 - 3.500                           4                   890,811.48                  0.12
      3.501 - 3.750                           3                   945,628.53                  0.13
      3.751 - 4.000                           6                 1,108,831.35                  0.15
      4.001 - 4.250                          31                 9,464,046.45                  1.28
      4.251 - 4.500                         104                38,068,973.96                  5.14
      4.501 - 4.750                         113                39,466,926.59                  5.33
      4.751 - 5.000                          94                27,786,501.57                  3.75
      5.001 - 5.250                          41                11,753,187.78                  1.59
      5.251 - 5.500                          34                11,085,038.73                  1.50
      5.501 - 5.750                           8                 2,259,047.00                  0.30
      5.751 - 6.000                           1                   375,250.00                  0.05
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315              $741,014,120.57                100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 1.934% per annum.














Banc Of America Securities LLC                                              50
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------





                                  Gross Margins of the Group 2 & 3 Mortgage Loans

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Gross Margin (%)                    Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      0.751 - 1.000                           1                  $46,395.57                  0.01%
      1.251 - 1.500                          15                4,407,967.25                  0.59
      1.501 - 1.750                           4                  587,564.00                  0.08
      1.751 - 2.000                          19                6,627,074.00                  0.89
      2.001 - 2.250                         105               37,349,228.55                  5.04
      2.251 - 2.500                         719              272,467,958.38                 36.77
      2.501 - 2.750                         375              100,902,236.60                 13.62
      2.751 - 3.000                         515              166,807,284.34                 22.51
      3.001 - 3.250                         268               75,120,314.35                 10.14
      3.251 - 3.500                         206               53,912,336.28                  7.28
      3.501 - 3.750                          66               16,567,581.12                  2.24
      3.751 - 4.000                          14                3,654,025.13                  0.49
      4.001 - 4.250                           8                2,564,155.00                  0.35
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                100.00%
      ========================================================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group
    Mortgage Loans is expected to be approximately 2.704% per annum.


                                Rate Ceilings of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Rate Ceilings (%)                   Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      8.001 - 9.000                           2                 $403,900.51                   0.05%
      9.001 - 10.000                      2,297              736,667,870.93                  99.41
      10.001 - 11.000                        13                2,801,040.60                   0.38
      11.001 - 12.000                         3                1,141,308.53                   0.15
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                 100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.955% per annum.











Banc Of America Securities LLC                                              51
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                     First or Next Rate Adjustment Date of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
           First Rate or Next            Mortgage             Balance as of             Pool Principal
            Adjustment Date               Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      January 1, 2005                     1,830             $600,562,152.86                 81.05%
      February 1, 2005                      205               63,490,195.71                  8.57
      March 1, 2005                         245               68,449,091.00                  9.24
      April 1, 2005                          35                8,512,681.00                  1.15
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                100.00%
      ========================================================================================================


(1) As of the Cut-off Date, the weighted average to First or Next Adjustment
Date for the Group Mortgage Loans is expected to be approximately 1 month. For approximately 28.29% of the Group Mortgage Loans, the first Adjustment Date has already occurred.


                                 Remaining Terms of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
      Remaining Term (Months)             Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      341 - 360                           2,315              $741,014,120.57               100.00%
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315              $741,014,120.57               100.00%
      ========================================================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.


                        Credit Scoring of Mortgagors of the Group 2 & 3 Mortgage Loans (1)

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
                                         Mortgage             Balance as of             Pool Principal
             Credit Scores                Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      801 - 850                              40              $12,141,380.88                  1.64%
      751 - 800                             487              148,068,381.67                 19.98
      701 - 750                             737              240,427,372.14                 32.45
      651 - 700                             841              276,905,686.80                 37.37
      601 - 650                             210               63,471,299.08                  8.57
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315             $741,014,120.57                100.00%
      ========================================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).




Banc Of America Securities LLC                                              52
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Countrywide Mortgage Backed Securities, 2004-29
Banc of America Securities                          Mortgage Pass-Through Certificates
                          [LOGO OMITTED]               $1,294,980,000 (approximate)
----------------------------------------------------------------------------------------------------------------------------------




                          Maximum Negative Amortization of the Group 2 & 3 Mortgage Loans

      --------------------------------------------------------------------------------------------------------

                                                                Aggregate                    % of
                                        Number Of            Stated Principal            Cut-Off Date
            Maximum Negative             Mortgage             Balance as of             Pool Principal
            Amortization (%)              Loans                Cut-Off Date                Balance
      --------------------------------------------------------------------------------------------------------
      110                                    27                $9,977,730.22                 1.35%
      115                                 2,288               731,036,390.35                98.65
      --------------------------------------------------------------------------------------------------------
      Total:                              2,315              $741,014,120.57               100.00%
      ========================================================================================================





























Banc Of America Securities LLC                                              53
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------